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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 14, 2001


                        Commission File Number 1-09623


                               IVAX CORPORATION



            Florida                                        16-1003559
            -------                                   -------------------
(State or other jurisdiction of                         (IRS Employer
incorporation or organization)                        Identification No.)


              4400 Biscayne Boulevard, Miami, Florida       33137
             -----------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

                                (305) 575-6000
                                --------------
             (Registrant's telephone number, including area code)
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Item 5 - Other Events And Regulation FD Disclosure
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On August 14, 2001 IVAX issued a press release announcing that it was sending a letter to its shareholders regarding certain current events (the "Press Release"). The Press Release also contained the text of the letter to shareholders.

This Current Report on Form 8-K is qualified in its entirety by, and should be read in conjunction with, the Press Release filed as an exhibit to this report and incorporated herein by reference.
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                                  Signatures
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 IVAX Corporation



     Date:  August 15, 2001      By: /s/Thomas E. Beier
                                     ------------------
                                     Thomas E. Beier
                                     Senior Vice President-Finance
                                     Chief Financial Officer
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                                 EXHIBIT INDEX

Exhibit
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99.1   Press Release dated August 14, 2001, issued by IVAX Corporation.